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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


    As independent public accountants, we hereby consent to the incorporation of our report included in this Amendment No. 1 to Form 10-K into Axiom Inc.'s previously filed Registration Statement File No. 333-32919.


                                          /s/ ARTHUR ANDERSEN LLP


Philadelphia, PA
January 2, 1998